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                                                                 EXHIBIT 10.28.1
                                 LEASE EXTENSION

         We, the undersigned, hereby agree to renew and extend that Lease between SUNBEAM PROPERTIES, INC. (Lessor) and L.A.T. SPORTSWEAR, INC. d/b/a Full Line Distributors (Lessee) on property located at 3350 Executive Way, Miramar, Florida, for an additional Five (5) Year Period, commencing January 1, 2000 and ending on December 31, 2004. The monthly rent is to be as follows:

         $15,018.67 per month plus State Sales Tax from January 1, 2000 thru December 31, 2001;
         $16,213.33 per month plus State Sales Tax from January 1, 2002 thru December 31, 2004.

         Said amounts shall be paid in advance on the first day of each month and are in addition to all other payments to be made by Lessee under the Lease including but not limited to Lessee's Proportionate Share of Expenses as described in Paragraph 28 of the Lease.

         Lessee and Lessor each represent to the other that no broker and/or consultant other than J.S. Hudgins Company, is due a commission, fee or other sum which is now or in the future may be due and payable with regard to leasing, acquisition or other such matters related to the Demised Premises.

         The security deposit in the amount of $15,000.00 shall continue to be held under this Lease.

         All other terms and conditions of the Lease will remain unchanged and in full force and effect.


                                           LESSOR:  SUNBEAM PROPERTIES, INC.

/s/ Ana Cardenas                           By:  /s/ Andrew L.Ansin
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Witness Sign Name                               Andrew L. Ansin, Vice President

Ana Cardenas                                                6-29-99
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Witness Print Name                         Date

/s/ Roger Metcalf
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Witness Sign Name

Roger Metcalf
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Witness Print Name

                                           LESSEE:  L.A.T. SPORTSWEAR, INC.


/s/ John Hankinson                         By:  /s/ Isador E. Mitzner
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Witness Sign name                               Isador E. Mitzner, CEO

John Hankinson                                              6-21-99
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Witness Print Name                         Date

/s/ Dawn Trahan
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Witness Sign name

Dawn Trahan
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Witness Print Name